                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 22, 2003


                            Union Pacific Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      Utah                        1-6075                       13-2626465
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 (STATE OR OTHER                (COMMISSION                 (I.R.S. EMPLOYER
 JURISDICTION OF                FILE NUMBER)                IDENTIFICATION NO.)
 INCORPORATION)


      1416 Dodge Street, Omaha, Nebraska                           68179
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 271-5777


                                       N/A
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Item 5. Other Events.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on January 22, 2003 announcing Union Pacific Corporation's financial results for the fourth quarter of 2002, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  99 Press Release dated January 22, 2003 announcing Union Pacific Corporation's financial results for the fourth quarter of 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2003


                                        UNION PACIFIC CORPORATION


                                        By: /s/ James R. Young
                                            ------------------------------------
                                            James R. Young
                                            Executive Vice President - Finance

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------
  99              Press Release dated January 22, 2003 announcing Union Pacific
                  Corporation's financial results for the fourth quarter of
                  2002.





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